UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2008
Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 349-3300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On May 5, 2008, Yahoo! Inc. (“Yahoo!” or the “Company”) announced that its annual meeting had been called for July 3, 2008. On May 14, 2008, certain entities affiliated with Carl C. Icahn provided notice to the Company that they intend to nominate their own slate of ten (10) nominees for election as directors at the Company’s 2008 annual meeting. Under the rules of the Securities and Exchange Commission (the “SEC”), the Company is now required to file its preliminary proxy materials at least ten (10) calendar days prior to the date that definitive copies of such materials are first mailed to stockholders.
The Company filed its preliminary proxy materials on May 22, 2008 and is postponing the Company’s annual meeting until a date to be determined by the Board of Directors pending review and clearance of the Company’s proxy materials by the SEC. The record date for the annual meeting has been set as the close of business on June 3, 2008. The date for the annual meeting is currently expected to be around the end of July 2008.
In light of the postponement of the Company’s annual meeting, the deadline for the submission of stockholder proposals for inclusion in the Company’s proxy materials relating to the 2008 annual meeting of stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), will be the close of business on June 3, 2008. To be eligible for inclusion in the Company’s proxy materials, stockholder proposals must comply with the requirements of Rule 14a-8 and with the Company’s amended and restated bylaws.
The June 3 deadline applies only to stockholder proposals that are eligible for inclusion in the Company’s 2008 annual meeting of stockholders in accordance with Rule 14a-8. The deadline for the submission of all other stockholder proposals, as well as stockholder nomination of director candidates, to be brought before the Company’s 2008 annual meeting of stockholders in accordance with Sections 2.5 and 2.6 of the Company’s amended and restated bylaws has already expired.
Important Additional Information
Yahoo! will be filing a definitive proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2008 annual meeting of stockholders. Stockholders are strongly advised to read Yahoo!’s 2008 definitive proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain copies of Yahoo!’s 2008 definitive proxy statement and other documents filed by Yahoo! with the SEC in connection with its 2008 annual meeting of stockholders at the SEC’s website at www.sec.gov or at the Investor Relations section of Yahoo!’s website at yhoo.client.shareholder.com. Yahoo!, its directors, and certain of its officers may be deemed participants in the solicitation of proxies from stockholders in connection with Yahoo!’s 2008 annual meeting of stockholders. Information concerning Yahoo!’s directors and officers is available in its preliminary proxy statement filed with the SEC on May 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
By:	/s/ Michael J. Callahan
Name:	Michael J. Callahan
Title:	Executive Vice President, General Counsel and Secretary

Date: May 22, 2008